Exhibit 10.2
REGISTRATION RIGHTS AGREEMENT
          This REGISTRATION RIGHTS AGREEMENT is entered into as of this 16th day of March, 2010 by and among Care Investment Trust Inc., a Maryland real estate investment trust (the “Company”) and Tiptree Financial Partners, LP, a Delaware limited partnership (the “Purchaser”). Notwithstanding anything to the contrary contained herein, no provisions of this Agreement shall become effective until the transactions contemplated by the Purchase Agreement (as defined below) have been consummated.
          WHEREAS, the Company and the Purchaser are parties to a Purchase and Sale Agreement, dated as of March 16, 2010 (the “Purchase Agreement”), pursuant to which the Company agreed to issue in a private placement to the Purchaser, and the Purchaser agreed to purchase, a number of shares of Common Stock set forth in the Purchase Agreement (the “Shares”); and
          WHEREAS, the Company and the Purchaser desire to enter into this Agreement to provide the Purchaser and certain of its permitted transferees with certain registration rights described herein.
          NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
          1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Purchase Agreement. The following capitalized terms used herein have the following meanings:
          “Affiliate” means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person.
          “Agreement” means this Registration Rights Agreement, as amended, restated, supplemented, or otherwise modified from time to time.
          “Blue Sky Filings” is defined in Section 5.1.5.
          “Board” means the board of directors of the Company.
          “Business Day” means any day, other than a Saturday or Sunday or a day on which commercial banks in New York, New York are authorized or required by law to close.
          “Common Stock” means the Company’s shares of common stock, par value $0.001 per share, together with any class of shares of capital stock of the Company or shares of capital stock of a successor to the entire business of the Company which may be issued in exchange for such Common Stock.
          “Company” is defined in the preamble to this Agreement.

          “Demand Registration” is defined in Section 2.2.1.
          “Eligible Market” means The NASDAQ Capital Market, The NASDAQ Global Market, The NASDAQ Global Select Market, The New York Stock Exchange or The NYSE Amex Equities.
          “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder, all as the same shall be in effect at the time.
          “Holder” means (a) the Purchaser or any Affiliate of the Purchaser, in its capacity as a holder of record of Registrable Securities (including upon the direct or indirect transfer of Registrable Securities from the Purchaser or any subsequent Holder) and (b) any direct or indirect transferee of Registrable Securities issued to the Purchaser or any such Affiliate. For purposes of this Agreement, the Company may deem and treat the registered holder of Registrable Securities as the Holder and absolute owner thereof, unless notified to the contrary in writing by the registered Holder thereof.
          “Indemnified Party” is defined in Section 6.3.
          “Indemnifying Party” is defined in Section 6.3.
          “Inspectors” is defined in Section 5.1.8.
          “Long-Form Demand Registration” is defined in Section 2.1.2.
          “Losses” is defined in Section 6.1.
          “Majority-in-Interest” means Holders of more than 50% of the Registrable Securities.
          “Maximum Threshold” is defined in Section 2.4.
          “Person” means an individual or a real estate investment trust, corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, association (including any group, organization, co-tenancy, plan, board, council or committee), government (including a country, state, county, or any other governmental or political subdivision, agency or instrumentality thereof) or other entity (or series thereof).
          “Piggy-Back Registration” is defined in Section 3.1.
          “Pro Rata Adjusted” is defined in Section 2.4.
          “Prospectus” means the prospectus or prospectuses included in any Registration Statement (including without limitation, any “free writing prospectus” (as defined in Rule 405 under the Securities Act) and any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act and any term sheet filed pursuant to Rule 434 under the Securities Act), as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference or deemed to be incorporated by reference in such prospectus or prospectuses.
          “Purchase Agreement” is defined in the recitals to this Agreement.
          “Purchaser” is defined in the preamble to this Agreement.
          “Records” is defined in Section 5.1.8.
          “Registration” means a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and such registration statement becoming effective.
          “Registrable Securities” means at any time the Shares and any additional shares of Common Stock acquired by the Purchaser or any of its Affiliates, together with any class of shares of capital stock of the Company or shares of capital stock of a successor to the entire business of the Company which may be issued in exchange for any such shares or as payment of any dividend on any such shares. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities on the earliest to occur of: (a) the date on which a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (b) the date on which such securities shall have ceased to be outstanding; (c) the date on which the Registrable Securities have been sold and all transfer restrictions and restrictive legends with respect to such Registrable Securities are removed upon the consummation of such sale; and (d) the date on which such securities shall have been assigned, sold, disposed of or otherwise transferred to any Person that is not and does not become a Holder upon receipt of such securities. Notwithstanding the foregoing, shares of Common Stock of a Holder shall not be deemed to be Registrable Securities hereunder if, in the opinion of counsel for the Company, all of such shares may be sold pursuant to Rule 144 (or any successor provision) under the Securities Act without volume limitations at the time when a Holder seeks to exercise such Holder’s rights for Registration hereunder.
          “Registration Expenses” is defined in Section 5.3.
          “Registration Statement” means any registration statement filed by the Company with the SEC in compliance with the Securities Act for a public offering and sale of shares of Common Stock or other securities of the Company, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all materials incorporated by reference or deemed to be incorporated by reference in such Registration Statement (other than a registration statement on Form S-4 or Form S-8, or their successors).
          “Resale Registration Statement” is defined in Section 2.3.

          “SEC” means the Securities and Exchange Commission, or any other federal agency then administering the Securities Act or the Exchange Act.
          “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder, all as the same shall be in effect at the time.
          “Shares” is defined in the recitals to this Agreement.
          “Short-Form Demand Registration” is defined in Section 2.2.1.
          “underwritten offering” means a Registration in which securities of the Company are sold to one or more underwriters for reoffering to the public.
          “Withdrawn Request” is defined in Section 2.7.
          “Withdrawn Demand Registration” is defined in Section 2.7.
          2. Registration Rights.
          2.1 Long-Form Registrations.
               2.1.1 Subject to the terms of this Agreement, at any time and from time to time, Holders representing a Majority-In-Interest of the Registrable Securities may request registration under the Securities Act on Form S-11 or any similar or other applicable long-form Registration Statement for the offering of all or any portion of their Registrable Securities.
               2.1.2 Within ten (10) days after receipt of any written request pursuant to Section 2.1.1, the Company will give written notice of such request to all other Holders of Registrable Securities and will use commercially reasonable efforts to include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion within ten (10) days after delivery of the Company’s notice, and, thereupon the Company will use its commercially reasonable efforts to effect, at the earliest possible date, the registration under the Securities Act. All registrations requested pursuant to Section 2.1.1 are referred to herein as “Long-Form Demand Registrations.”
               2.1.3 Notwithstanding the foregoing provisions of this Section 2.1, the Company shall not be obligated to effect more than three (3) Long-Form Demand Registrations for all Holders in the aggregate pursuant to Section 2.1.1.
          2.2 Short-Form Registrations.
               2.2.1 In addition to the Long-Form Demand Registrations provided pursuant to Section 2.1 above, commencing on the date on which the Company becomes eligible to register securities issued by it on an appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor thereof (“Short-Form Demand Registrations” and, together with the Long-Form Demand Registrations, “Demand Registrations”), each Holder will be entitled to request registrations under the Securities Act of all or part of its Registrable Securities; provided, that with respect to any requests under this Section 2.2.1, the anticipated aggregate offering amount of the Registrable Securities covered by a Short-Form Demand Registration shall exceed $1,000,000 (net of underwriting discounts and commissions).
               2.2.2 Within ten (10) days after receipt of any request pursuant to Section 2.2.1, the Company will give written notice of such request to all other holders of Registrable Securities and will use commercially reasonable efforts to include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion within ten (10) days after delivery of the Company’s notice. The Company will use its commercially reasonable efforts to make Short-Form Demand Registrations available for the sale of Registrable Securities. Demand Registrations will be Short-Form Demand Registrations whenever the Company is permitted to use any applicable short form. If for marketing or other reasons, any underwriters with respect to any Short-Form Demand Registration request the inclusion in the Registration Statement of information that is not required under the Securities Act to be included in a Registration Statement on the applicable form for the Short-Form Demand Registration, the Company will provide such information as may be reasonably requested for inclusion by such underwriters in the applicable Registration Statement.
               2.2.3 The Company shall prepare and file such additional Registration Statements as necessary to maintain continuously effective Resale Registration Statements (as defined below) in connection with Short-Form Demand Registrations, and use its commercially reasonable efforts to cause any such Registration Statement to be declared effective by the SEC (if it is not an automatic shelf registration statement) so that a Resale Registration Statement remains continuously effective, subject to Section 2.6, with respect to resales of Registrable Securities registered pursuant to a Short-Form Demand Registration as and for the periods required hereunder, each such subsequent Registration Statement to constitute a Resale Registration Statement hereunder.
          2.3 Additional Securities. The Company may not include in the Registration Statement relating to any Demand Registrations (the “Resale Registration Statement”) additional securities of the class of Registrable Securities to be registered thereunder, including securities to be sold for the Company’s own account or the account of Persons who are not Holders of Registrable Securities, unless Holders representing a Majority-in-Interest of the Registrable Securities to be included in such Resale Registration Statement approve such inclusion in writing.
          2.4 Underwritten Offering; Reduction of Offering. Holders representing a Majority-in-Interest of the Registrable Securities shall have the right to request that a Demand Registration be effected as an underwritten offering at any time, subject to this Section 2. All Holders proposing to participate in such underwriting shall (a) enter into an underwriting agreement in reasonable and customary form with the underwriter(s) selected for such underwriting by Holders representing a Majority-in-Interest of the Registrable Securities, which underwriter(s) shall be reasonably acceptable to the Company; provided that with respect to such underwriting agreement or any other documents reasonably required under such agreement, (i) no Holder shall be required to make any representation or warranty with respect to or on behalf of the Company or any other stockholder of the Company and (ii) the liability of any Holder shall be limited as provided in Section 6.2 hereof, and (b) complete and execute all questionnaires, powers-of-attorney, indemnities, opinions and other documents reasonably required under the terms of such underwriting agreement. Notwithstanding the foregoing, in no event shall the Company be obligated to effect more than one underwritten offering hereunder in any single six-month period. If the managing underwriter(s) for an underwritten offering advise(s) the Company and the Holders in writing that the dollar amount or number of Registrable Securities which the Holders desire to sell, taken together with all other shares of Common Stock or other securities which the Company desires to sell and the shares of Common Stock or other securities, if any, as to which registration has been requested pursuant to written contractual piggy-back registration rights held by other stockholders of the Company who desire to sell or otherwise, exceeds the maximum dollar amount or maximum number of securities that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of securities, as applicable, the “Maximum Threshold”), then the Company shall include in such registration (subject to the provisions of Section 2.3): (w) first, the Registrable Securities of Holders (pro rata in accordance with the number of Registrable Securities which such Holders have requested be included in such underwritten offering, regardless of the number of Registrable Securities or other securities held by each such Person (such proportion is referred to herein as “Pro Rata Adjusted”) that can be sold without exceeding the Maximum Threshold; (x) second, to the extent that the Maximum Threshold has not been reached under the foregoing clause (w) the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Threshold; (y) third, to the extent that the Maximum Threshold has not been reached under the foregoing clauses (w) and (x) the shares of Common Stock or other securities for the account of other Persons that the Company is obligated to register pursuant to written contractual arrangements with such Persons and that can be sold without exceeding the Maximum Threshold; and (z) fourth, to the extent that the Maximum Threshold has not been reached under the foregoing clauses (w), (x) and (y) the shares of Common Stock that other stockholders desire to sell that can be sold without exceeding the Maximum Threshold to the extent that the Company, in its sole discretion, wishes to permit such sales pursuant to this clause (z). For the avoidance of doubt, any inclusion of additional shares of Common Stock or securities in any such Demand Registration shall be subject to Section 2.3. In the event the Company shall not, by virtue of this Section 2.4, include in any Demand Registration all of the Registrable Securities of any Holder requesting to be included in such Demand Registration, such Holder may, upon written notice to the Company given within five (5) days of the time such Holder first is notified of such matter, further reduce the amount of Registrable Securities it desires to have included in such Demand Registration, whereupon only the Registrable Securities, if any, it desires to have included will be so included and the Holders not so reducing shall be entitled to a corresponding pro rata increase in the amount of Registrable Securities to be included in such Demand Registration.
          2.5 Inclusion in Resale Registration Statement. The Company shall give written notice to all Holders at least 10 days prior to the anticipated filing date of the Resale Registration Statement, which notice may include a questionnaire seeking information from the Holders deemed necessary or advisable by the Company or its counsel in order to file the Resale Registration Statement. At the time the Resale Registration Statement is declared effective (or becomes effective, if the Resale Registration Statement is an automatic shelf registration statement), each Holder that has delivered to the Company a duly completed and executed questionnaire on or prior to the date which is ten days prior to such time of effectiveness shall be named as a selling stockholder in the Resale Registration Statement and the related Prospectus in such a manner as to permit such Holder, if so required, to deliver such Prospectus to purchasers of Registrable Securities in accordance with applicable law. Subject to the terms and conditions hereof, after effectiveness of the Resale Registration Statement, the Company shall file a supplement to such Prospectus or amendment to the Resale Registration Statement upon request of any Holder as necessary to name as selling stockholders therein any Holders that provide to the Company duly completed and executed questionnaires and shall use commercially reasonable efforts to cause any post-effective amendment to such Resale Shelf Registration Statement filed for such purpose to be declared effective (if it is not an automatic shelf registration statement) by the SEC as promptly as reasonably practicable after the filing thereof.
          2.6 Suspension of Use of Registration Statement. Upon prior written notice to the Holders, the Company may suspend the use of a Resale Registration Statement pursuant to this Section 2 on up to two occasions during any period of twelve consecutive months for a reasonable time specified in the notice but not exceeding 60 days in the aggregate during any such twelve month period (which period may not be extended or renewed), if (a) the Board determines in good faith that permitting sales under such Resale Registration Statement would materially and adversely affect an offering of securities of the Company; or (b) the Company is in possession of material non-public information and the Board determines in good faith that the disclosure of such information during the period specified in such notice would not be in the best interests of the Company.
          2.7 Withdrawal. A Long-Form Demand Registration may be withdrawn prior to the filing of the Registration Statement by the Holders representing a Majority-In-Interest of the Registrable Securities to be included therein (a “Withdrawn Request”) and a Registration Statement filed in connection with a Long-Form Demand Registration may be withdrawn prior to the effectiveness thereof by a Majority-In-Interest of the Registrable Securities included therein (a “Withdrawn Demand Registration”), but such Long-Form Demand Registration subject to a Withdrawal Request or a Withdrawn Demand Registration shall be treated as a Demand Registration which shall have been effected pursuant to Section 2.1, unless the Holders of Registrable Securities to be included in such Registration Statement reimburse the Company for its reasonable out-of-pocket Registration Expenses relating to the preparation and filing of such Registration Statement (to the extent actually incurred), in which case such Long-Form Demand Registration subject to a Withdrawal Request or a Withdrawn Demand Registration shall not be treated as a Demand Registration effected pursuant to this Section 2 (and shall not be counted toward the number of Demand Registrations permitted hereunder); provided, however, that if a Withdrawn Request or Withdrawn Demand Registration is made (A) because of a Company Material Adverse Effect (as defined in the Purchase Agreement), or (B) because the sole or lead managing underwriter advises that the amount of Registrable Securities to be sold in such offering be reduced pursuant to Section 2.4 by more than 10% of the Registrable Securities included or to be included in such Registration Statement, then such Long-Form Demand Registration subject to a Withdrawal Request or a Withdrawn Demand Registration shall not be treated as a Demand Registration effected pursuant to this Section 2 (and shall not be counted toward the number of Demand Registrations permitted hereunder), and the Company shall pay all Registration Expenses (as defined below) in connection therewith. Any Holder requesting inclusion in a Long-Form Demand Registration may, at any time prior to the effective date of the

Registration Statement (and for any reason) revoke such request by delivering written notice to the Company revoking such requested inclusion.
          2.8 Other Registrations. During the period (i) beginning on the date of a request for a Demand Registration and (ii) ending on the date that is ninety (90) days after the date that a Demand Registration Statement filed pursuant to such request has been declared effective by the SEC or, if the Holders shall withdraw such request or such Demand Registration Statement, on the date of such Withdrawn Request or such Withdrawn Demand Registration, the Company shall not, without the consent of the Holders representing a Majority Holders of the Registrable Securities, file a registration statement pertaining to any other securities of the Company.
          3. Piggy-Back Registration.
          3.1 Piggy-Back Rights. If at any time or from time to time the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities by the Company for its own account or for stockholders of the Company for their account and the registration form to be used may be used for any registration of Registrable Securities, then the Company shall (a) give written notice of such proposed filing and offering to the Holders of Registrable Securities as soon as practicable but in no event less than ten (10) days before the anticipated filing date, which notice shall describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing underwriter(s), if any, of the offering, and (b) offer to the Holders of Registrable Securities in such notice the opportunity to register the sale of such number of Registrable Securities as such Holders may request in writing within five (5) days following receipt of such notice (a “Piggy-Back Registration”). If at any time after giving written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Holder of Registrable Securities and, (x) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration, and (y) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities. The Company shall cause such Registrable Securities to be included in such registration and shall use its commercially reasonable efforts to cause the managing underwriter(s) of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration on the same terms and conditions as any similar securities of the Company and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All Holders of Registrable Securities proposing to distribute their securities through a Piggy-Back Registration that involves an underwriter(s) shall enter into an underwriting agreement in reasonable and customary form with the underwriter(s) selected for such Piggy-Back Registration; provided that with respect to such underwriting agreement or any other documents reasonably required under such agreement, (i) no Holder shall be required to make any representation or warranty with respect to or on behalf of the Company or any other stockholder of the Company and (ii) the liability of any Holder shall be limited as provided in Section 6.2 hereof and (ii) complete and execute all questionnaires, powers-of-attorney, indemnities, opinions and other documents reasonably required under the terms of such underwriting agreement. No registration effected under this Section 3 shall relieve the Company of its obligations to effect a Demand Registration required by Section 2.
          3.2 Reduction of Offering. If the managing underwriter(s) for a Piggy-Back Registration that is to be an underwritten offering advises the Company and the Holders of Registrable Securities that in their opinion the dollar amount or number of shares of Common Stock or other securities which the Company desires to sell, taken together with shares of Common Stock or other securities, if any, as to which registration has been demanded pursuant to written contractual arrangements with third parties, the Registrable Securities as to which registration has been requested under this Section 3, and the shares of Common Stock or other securities, if any, as to which registration has been requested pursuant to the written contractual piggy-back registration rights of other stockholders of the Company, exceeds the Maximum Threshold, then the Company shall include in any such registration:
                    (a) If the registration is undertaken for the Company’s account: (i) first, the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Threshold; and (ii) second, to the extent that the Maximum Threshold has not been reached under the foregoing clause (i), the Registrable Securities and the shares of Common Stock or other securities proposed to be sold for the account of other Persons that the Company is obligated to register pursuant to written contractual piggy-back registration rights with such Persons and that can be sold without exceeding the Maximum Threshold (pro rata in accordance with the number of Registrable Securities and shares of Common Stock or other securities which such Holders and other Persons have requested be included in such underwritten offering, regardless of the number of Registrable Securities and shares of Common Stock or other securities held by each such Holder or other Person); and
                    (b) If the registration is a “demand” registration undertaken at the demand of one or more Persons other than the Company and any Holder, (i) first, the shares of Common Stock or other securities for the account of such demanding Persons that can be sold without exceeding the Maximum Threshold; (ii) second, to the extent that the Maximum Threshold has not been reached under the foregoing clause (i), Registrable Securities and the shares of Common Stock or other securities proposed to be sold for the account of other Persons that the Company is obligated to register pursuant to written contractual piggy-back registration rights with such Persons and that can be sold without exceeding the Maximum Threshold (pro rata in accordance with the number of Registrable Securities and shares of Common Stock or other securities which such Holders and other Persons have requested be included in such underwritten offering, regardless of the number of Registrable Securities and shares of Common Stock or other securities held by each such Holder or other Person); and (iii) third, to the extent that the Maximum Threshold has not been reached under the foregoing clauses (i) and (ii), shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Threshold.
          3.3 Withdrawal. Any Holder of Registrable Securities may elect to withdraw such Holder’s request for inclusion of Registrable Securities in any Piggy-Back Registration by giving written notice to the Company of such request to withdraw prior to the effectiveness of the Registration Statement or filing of a Prospectus naming such Holder as a selling stockholder, as applicable. The Company (whether on its own determination or as the result of a withdrawal by Persons making a demand pursuant to written contractual obligations) may withdraw a Registration Statement filed or to be filed pursuant to this Section 3 at any time prior to the effectiveness of the Registration Statement without thereby incurring any liability to the Holders of Registrable Securities. Notwithstanding any such withdrawal, the Company shall pay the expenses incurred by the Holders of Registrable Securities in connection with such Piggy-Back Registration as provided in Section 5.3.
          4. Restrictions on Public Sale by the Company.
          The Company agrees not to effect any public sale or distribution (other than, in the case of the Company, in connection with (a) any merger, acquisition or similar transaction that involves the public offering of securities or (b) public sales or distributions solely by and for the account of the Company of securities issued pursuant to any employee benefit or similar plan, including equity incentive plans or upon exercise or conversion by the holders thereof of other derivative securities issued by the Company that are then outstanding), of any securities during the period commencing on the date the Company receives a request for an underwritten offering from any Holder and continuing until 90 days after the consummation of the underwritten offering (or for such shorter period as the lead underwriter(s) shall request after consultation with Holders of a Majority-in-Interest of the Registrable Securities) unless earlier terminated by the lead underwriter(s) in such underwritten offering.
          5. Registration Procedures.
          5.1 Filings. In connection with the filing of any Registration Statement as provided in this Agreement, the paragraphs below shall be applicable:
               5.1.1 Filing of Registration Statement. The Company shall (a) prepare and file with the SEC a Registration Statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of all Registrable Securities to be registered thereunder in accordance with the intended method(s) of distribution thereof, which shall comply as to form with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith, (b) file the applicable Registration Statement as soon as practicable, but in no event later than thirty (30) days following the request for any Demand Registration, and use its commercially reasonable efforts to cause such Registration Statement to be declared (if it is not an automatic shelf registration statement) and remain effective for the period required by Section 5.1.3, (c) not take any action that would cause a Registration Statement to contain a material misstatement or omission or to be not effective and usable for resale of Registrable Securities during the period that such Registration Statement is required to be effective and usable, (d) use its commercially reasonable efforts to cause each Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of such Registration Statement, amendment or supplement to comply in all material respects with any requirements of the Securities Act and the rules and regulations of the SEC and (e) cause such Registration Statement and the related Prospectus and any amendment or supplement thereto not to contain any untrue statement of a material fact required to be stated therein or necessary to make the statements therein not misleading during the period that such Registration Statement is required to be effective and usable.
               5.1.2 Copies. The Company shall, upon request, prior to filing a Registration Statement or Prospectus in respect of Registrable Securities, or any amendment or supplement thereto, furnish without charge to the Holders of Registrable Securities included in such registration, any underwriter and such Holders’ or underwriter’s legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus) and such other documents as the Holders of Registrable Securities included in such Registration, underwriter or legal counsel for any such Holders or underwriter may reasonably request. Following the filing of such Registration Statement, the Company shall furnish to the Holders of Registrable Securities included in such registration (in each case in an electronic format, unless otherwise required by applicable law), without charge, such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus) and such other documents as the Holders of Registrable Securities included in such Registration, underwriter or legal counsel for any such Holders or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holders. Each Holder of Registrable Securities included in the Registration Statement shall have the right to request in writing that the Company modify any information contained in such Registration Statement, amendment and supplement thereto pertaining solely to such Holder or which such counsel to Holder may reasonably request in order to ensure that the Registration Statement complies with the Securities Act and the rules and regulations promulgated thereunder and the Company shall use its commercially reasonable efforts to comply with such request; provided, however, that the Company shall not have any obligation to so modify any information if the Company reasonably expects that so doing would cause the Prospectus to contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.
               5.1.3 Amendments and Supplements. The Company shall prepare and file with the SEC such amendments, including post-effective amendments, and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and in compliance with the provisions of the Securities Act until all Registrable Securities and other securities covered by such Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement or such securities have otherwise ceased to be Registrable Securities.
               5.1.4 Notification. After the filing of a Registration Statement, the Company shall promptly notify the Holders of Registrable Securities included in such Registration Statement of such filing, and shall further promptly notify such Holders of the occurrence, of any of the following and, if requested by any Holder, confirm such advice in writing: (a) when such Registration Statement becomes effective; (b) when any post-effective amendment to such Registration Statement becomes effective; (c) the issuance by the SEC of any stop order; and (d) any request by the SEC for any amendment or supplement to such Registration Statement or any Prospectus relating thereto or for additional information or of the occurrence of an event requiring the preparation of a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of the securities covered by such Registration Statement, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly make available to the Holders of Registrable Securities included in such Registration Statement any such supplement or amendment; except that before filing with the SEC a Registration Statement or Prospectus or any amendment or supplement thereto, including documents incorporated by reference, the Company shall furnish to the Holders of Registrable Securities included in such Registration Statement and to the legal counsel for such Holders (such legal counsel to be selected by the Holder of a Majority-In-Interest of the Registrable Securities included in such Registration Statement, copies of all such documents proposed to be filed sufficiently in advance of filing to provide such Holders and such legal counsel with a reasonable opportunity to review such documents and comment thereon, and the Company shall not file any Registration Statement or Prospectus or amendment or supplement thereto, including documents incorporated by reference, to which such Holders or such legal counsel shall reasonably object. The Company shall use its best efforts to obtain the withdrawal of any order suspending the effectiveness or qualification of a Registration Statement or suspending or preventing the use of any related Prospectus at the earliest possible time.
               5.1.5 State Securities Laws Compliance. The Company shall use its best efforts to (a) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may reasonably request (“Blue Sky Filing”) and (b) take such action as reasonably necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph, consent to general service of process in any such jurisdiction or subject itself to taxation in any such jurisdiction.
               5.1.6 Agreements for Disposition. The Company shall enter into customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities. Such Holders of Registrable Securities shall agree to such representations, warranties, covenants and indemnification and contribution obligations for selling stockholders as are reasonably and customarily contained in agreements of that type used by the underwriters.
               5.1.7 Cooperation. (a) The management of the Company shall cooperate fully in any offering of Registrable Securities hereunder, which cooperation shall include, without limitation, the preparation of the Registration Statement with respect to such offering and all other offering materials and related documents, and participation in meetings with underwriters, attorneys, accountants and potential purchasers, including without limitation, participation in any roadshow for an underwritten offering.
                    (a) The Company shall, upon request, furnish to the lead underwriter of an underwritten offering of Registrable Securities, if any, without charge, at least one signed copy of each Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits; and furnish to each Holder of Registrable Securities, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested) and shall cooperate with the selling Holders of Registrable Securities and the lead underwriter of an underwritten offering of Registrable Securities, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations (consistent with the provisions of the governing documents thereof) and registered in such names as the selling Holders or the lead underwriter of an underwritten offering of Registrable Securities, if any, may reasonably request at least three (3) business days prior to any sale of Registrable Securities.
               5.1.8 Records. The Company shall make available for inspection by the Holders of Registrable Securities included in such Registration Statement, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other professional retained by the Holders of a Majority-In-Interest of the Registrable Securities included in such Registration Statement or any underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”) as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s directors, officers and employees to supply all information reasonably requested by any of them in connection with such Registration Statement. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement or (b) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Each Holder of Registrable Securities included in such Registration Statement agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company unless and until such is made generally available to the public. Each Holder of Registrable Securities included in such Registration Statement further agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.
               5.1.9 Opinions and Comfort Letters. If a Registration Statement in respect of Registrable Securities includes an underwritten offering, the Company shall furnish (a) any opinion of counsel to the Company delivered to any underwriter and (b) any comfort letter from the Company’s independent public accountants delivered to any underwriter, each in the form reasonably requested by counsel to such underwriter and shall, if consistent with the policies of such counsel or independent public accountants, furnish to each Holder of Registrable Securities included in such Registration Statement a signed counterpart, addressed to such Holder, of any such opinion of counsel or comfort letter.
               5.1.10 Earnings Statement. The Company shall make available to its stockholders, as soon as practicable but not more than 90 days after the close of the period covered thereby, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder covering the twelve month period beginning not later than the first day of the Company’s fiscal quarter next following the applicable effective date of each applicable Registration Statement.
               5.1.11 Listing. To the extent any Registrable Securities are not able to be listed on an exchange, the Company shall use its commercially reasonable efforts to cause all Registrable Securities included in any Registration Statement to be designated for trading in the same manner as similar securities issued by the Company are then designated. In the event that the Common Stock of the Company is not listed on an Eligible Market, the Holders representing a Majority-of-Interest of the Registrable Securities, may in their sole discretion require the Company to list the Registrable Securities on any Eligible Market upon which the Company has met, or is able to meet, the eligibility criteria thereof, and the Company shall use commercially reasonable efforts to effect such listing as soon as practicable.
               5.1.12 CUSIP. The Company shall provide a CUSIP number for all Registrable Securities and provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities covered by a Registration Statement not later than the effectiveness of such Registration Statement.
          5.2 Obligation to Suspend Distribution. Upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5.1.4(d), each Holder of Registrable Securities included in any registration shall immediately discontinue disposition of such Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Holder receives the supplemented or amended Prospectus contemplated by Section 5.1.4(d) and, if so directed by the Company, each such Holder will destroy all copies, other than permanent file copies then in such Holder’s possession, of the most recent Prospectus covering such Registrable Securities at the time of receipt of such notice.
          5.3 Registration Expenses. The Company shall pay the following costs and expenses (the “Registration Expenses”) incurred in connection with (a) any Demand Registration pursuant to Section 2 and (b) any Piggy-Back Registration pursuant to Section 3, and all expenses incurred in performing or complying with its other obligations under this Agreement, whether or not the Registration Statement becomes effective, including, without limitation: (i) all registration and filing fees; (ii) fees and expenses of compliance with securities or “blue sky” laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing, distributing, mailing and delivering any Registration Statement, any Prospectus, any underwriting agreements, transmittal letters, securities sales agreements, securities certificates and other documents relating to the performance of or compliance with this Agreement; (iv) the fees and expenses incurred in connection with (A) the listing of the Registrable Securities as required by Section 5.1.11 and (B) with respect to the requirements of Section 5.1.12; (v) Financial Industry Regulatory Authority, Inc. fees; (vi) fees and disbursements of counsel for the Company and fees and expenses for independent public accountants retained by the Company (including the expenses or costs associated with the delivery of any opinions or comfort letters requested pursuant to Section 5.1.9); (vii) the fees and expenses of one counsel for the Holders selected by the Majority-in-Interest of the Registrable Securities; (viii) the fees and expenses of any special experts retained by the Company in connection with such Registration; and (ix) the expenses incurred in connection with making road show presentations and holding meetings with potential investors to facilitate the distribution and sale of Registrable Securities which are customarily borne by the issuer; and (x) other fees and expenses customarily borne by issuers in the registration and offering of securities on their own behalf or on behalf of selling security-holders; provided, however, Registration Expenses shall not include discounts and commissions payable to underwriters, selling brokers, dealer managers or other similar Persons engaged in the distribution of any of the Registrable Securities. The Company shall have the right to exclude any Holder that does not agree to bear its expenses (except as expressly provided in the preceding sentence) from the applicable Registration. The obligation of the Company to bear the expenses described in this Section 5.3 shall apply irrespective of whether a Registration becomes effective, is withdrawn or suspended, is converted to another form of Registration and irrespective of when any of the foregoing shall occur.
          5.4 Information. In connection with the filing of any Registration Statement covering Registrable Securities, the Holders of Registrable Securities shall provide such information as may reasonably be requested by the Company in connection with the preparation of any Registration Statement in order to effect the Registration of any Registrable Securities and in connection with the Company’s obligation to comply with federal and applicable state securities laws. If a Holder fails to provide such information after reasonably requested, the Company may omit such Holder’s Registrable Securities from such Registration Statement.
          6. Indemnification and Contribution.
          6.1 Indemnification by the Company. The Company agrees to indemnify and hold harmless to the fullest extent permitted by law each Holder of Registrable Securities, and each of their respective officers, employees, Affiliates, trustees, directors, partners, members, attorneys and agents, and each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) such Holder of Registrable Securities from and against any expenses, losses, judgments, claims, damages or liabilities (“Losses”) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act or under any Blue Sky Filing, Prospectus (including any preliminary Prospectus), or any amendment thereof or supplement thereto, or arising out of or based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in the light of the circumstances under which they were made, not misleading; provided, however, that the Company will not be liable in any such case to any Holder to the extent that any such Loss arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, Prospectus, or any such amendment thereof or supplement thereto, in reliance upon and in conformity with information furnished to the Company, in writing, by such Holder expressly for use therein.
          6.2 Indemnification by Holders of Registrable Securities. In connection with any Registration Statement in which a Holder is participating and as a condition to such participation, each Holder of Registrable Securities agrees, severally and not jointly, to indemnify and hold harmless to the fullest extent permitted by law the Company, and each of its directors, officers, employees, Affiliates, trustees and agents, and each Person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) and each underwriter (if any), and each Person, if any, who controls such underwriter (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act), against any Losses, insofar as such Losses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, Prospectus (including any preliminary Prospectus), or any amendment thereof or supplement thereto, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statement therein, in the case of the Prospectus in the light of the circumstances under which they were made, not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by such Holder expressly for use therein. Each Holder’s indemnification obligations hereunder shall be several and not joint and shall be limited to the amount of net proceeds actually received by such Holder from sales of Registrable Securities giving rise to such obligations.
          Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any Indemnified Party and shall survive the transfer of such securities by any Holder.
          6.3 Conduct of Indemnification Proceedings. Promptly after receipt by any Person of any notice of any Loss or any action in respect of which indemnity may be sought pursuant to Section 6.1 or 6.2, such Person (the “Indemnified Party”) shall, if a claim in respect thereof is to be made against any other Person for indemnification hereunder, notify such other Person (the “Indemnifying Party”) in writing of the Loss or action; provided, however, that the failure by the Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have to such Indemnified Party hereunder, except and solely to the extent the Indemnifying Party is actually and materially prejudiced by such failure. If the Indemnified Party is seeking indemnification with respect to any claim or action brought against the Indemnified Party, then the Indemnifying Party shall be entitled to participate in such claim or action, and, to the extent that it wishes, jointly with all other Indemnifying Parties, to assume control of the defense thereof with counsel reasonably satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume control of the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof; provided, however, that in any action in which both the Indemnified Party and the Indemnifying Party are named as defendants or if such Indemnified Party or parties determines in good faith that a conflict of interest exists and that therefore it is advisable for such Indemnified Party or parties to be represented by separate counsel or that, upon advice of counsel to the Indemnified Party or parties, there may be legal defenses available to it or them which are different from or in addition to those available to the Indemnifying Party, then the Indemnifying Party or parties shall not be entitled to assume such defense and the Indemnified Party or parties shall be entitled to separate counsel at the Indemnifying Party’s or parties’ expense. If an Indemnifying Party or parties is not so entitled to assume the defense of such action or does not assume such defense, after having received the notice referred to in the first sentence of this paragraph, the Indemnifying Party or parties will pay the reasonable fees and expenses of counsel for the Indemnified Party or parties (limited in each jurisdiction to one counsel for all Indemnified Parties under this Agreement). The Indemnified Party shall have the right to employ separate counsel (but no more than one such separate counsel, which firm shall be designated in writing by those Indemnified Parties who sold a majority of the Registrable Shares sold by all such Indemnified Parties) to represent the Indemnified Party or parties and their respective controlling Persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party or parties against the Indemnifying Party or parties, with the fees and expenses of such counsel to be paid by such Indemnifying Party. No Indemnifying Party shall, without the prior written consent of any Indemnified Party or parties, consent to entry of judgment or effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party or parties are or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such judgment or settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding and does not include any statement of admission of fault, culpability or failure to act by or on behalf of such Indemnified Party.
          6.4 Contribution.
               6.4.1 If the indemnification provided for in this Section 6 is unavailable to any Indemnified Party or insufficient to hold it harmless in respect of any Loss referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party or parties, shall contribute to the amount paid or payable by such Indemnified Party or parties as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the Indemnified Parties and the Indemnifying Parties in connection with the actions or omissions which resulted in such Loss, as well as any other relevant equitable considerations. The relative fault of any Indemnified Party and any Indemnifying Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such Indemnified Party or such Indemnifying Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
               6.4.2 The parties agree that it would not be just and equitable if contribution pursuant to this Section 6.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding Section 6.4.1.
               6.4.3 The amount paid or payable by an Indemnifying Party as a result of any Loss shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6.4, no Holder of Registrable Securities shall be required to contribute any amount in excess of the dollar amount by which the net proceeds actually received by such Holder from the sale of Registrable Securities exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
               6.4.4 The indemnity and contribution agreements contained in this Section 6 are in addition to any liability which the Indemnifying Parties may otherwise have to the Indemnified Parties hereunder, under applicable law or at equity, and shall remain in full force and effect regardless of any investigation made by or on behalf of any Indemnified Party or any officer, employee, Affiliate, trustee, director, partner, member, attorney, agent or controlling person of such Indemnified Party and shall survive the transfer of Registrable Securities.
               6.4.5 The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when reasonably detailed and itemized bills are received or Losses are incurred.
          7. Underwriting and Distribution.
          7.1 Rule 144. The Company covenants that it shall file any reports required to be filed by it under the Securities Act or the Exchange Act and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would no longer require or otherwise permit such termination and shall take such further action as the Holders of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holders to sell Registrable Securities (subject to any contractual obligation of such Holders to the contrary) without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rules may be amended from time to time, or any similar Rule or regulation hereafter adopted by the SEC. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.
          8. Miscellaneous.
          8.1 Registration Rights to Others. If the Company shall at any time hereafter provide to any holder of any securities of the Company rights with respect to the registration of such securities under the Securities Act, such rights shall not be in conflict with or adversely affect any of the rights provided in this Agreement to the Holders.
          8.2 Assignment; No Third Party Beneficiaries. This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors and permitted assigns (including any permitted transferee of Registrable Securities). Any Holder may assign to any transferee of its Registrable Securities (to the extent that such securities continue to be Registrable Securities), its rights and obligations under this Agreement; provided, however, that no such transfer or assignment shall be binding upon or obligate the Company to any such assignee, and no such assignee shall be deemed a Holder hereunder, unless and until the Company shall have received written notice of such transfer or assignment as herein provided and a written agreement of the assignee to be bound by the provisions of this Agreement. This Agreement is not intended to confer any rights or benefits on any Persons that are not party hereto other than as expressly set forth in Article 6 and this Section 8.1.
          8.3 Notices. All notices, demands, requests, consents, approvals or other communications required or permitted to be given hereunder or which are given with respect to this Agreement shall be in writing and shall be personally served, delivered by reputable overnight courier service with charges prepaid, or transmitted by hand delivery, telex or facsimile, addressed as set forth below, or to such other address as such party shall have specified most recently by written notice. Notice shall be deemed given on the date of service or transmission if personally served or transmitted by telex or facsimile; provided, however, that if such service or transmission is not on a Business Day or is after normal business hours, then such notice shall be deemed given on the next Business Day. Notice otherwise sent as provided herein shall be deemed given on the next Business Day following timely delivery of such notice to a reputable overnight courier service with an order for next-day delivery.
To the Company:
Care Investment Trust Inc.
505 Fifth Avenue
New York, NY 10017
Facsimile: As provided from time to time pursuant to Section 8.3
Attention: Chief Executive Officer
To each Holder, at the address most recently provided by such Holder to the Company.
          8.4 Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

          8.5 Counterparts. This Agreement may be executed by facsimile and in multiple counterparts, and all of which taken together shall constitute one and the same instrument.
          8.6 Entire Agreement. This Agreement (including all agreements entered into pursuant hereto and all certificates and instruments delivered pursuant hereto and thereto) constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations, understandings, negotiations and discussions among the parties, whether oral or written.
          8.7 Modifications and Amendments. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of a Majority-In-Interest of Registrable Securities outstanding at such time.
          8.8 Titles and Headings. Titles and headings of sections of this Agreement are for convenience only and shall not affect the construction of any provision of this Agreement.
          8.9 Waivers and Extensions. Any party to this Agreement may waive any right, breach or default which such party has the right to waive, provided, that such waiver will not be effective against the waiving party unless it is in writing, is signed by such party, and specifically refers to this Agreement. Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred. Any waiver may be conditional. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof nor of any other agreement or provision herein contained. No waiver or extension of time for performance of any obligations or acts shall be deemed a waiver or extension of the time for performance of any other obligations or acts.
          8.10 Remedies Cumulative. In the event that the Company fails to observe or perform any covenant or agreement to be observed or performed under this Agreement, each Holder of Registrable Securities may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Agreement or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Agreement or to enforce any other legal or equitable right, or to take any one or more of such actions, without being required to post a bond. None of the rights, powers or remedies conferred under this Agreement shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy, whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.
          8.11 Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.
          8.12 Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform in any material respect any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction, without the requirement of proving actual damages or posting a bond.
          8.13 Holdback Agreement. In connection with an underwritten primary or secondary offering to the public conducted at any time following the effective date of this Agreement, each Holder of Registrable Securities agrees, subject to any exceptions that may be agreed upon at the time of such offering, not to sell or otherwise transfer or dispose of any Registrable Securities (or other securities) of the Company held by them (other than Registrable Securities included in such offering in accordance with the terms hereof) for a period equal to the lesser of 90 days following the effective date of a Registration Statement of the Company filed under the Securities Act or such shorter period as to which the managing underwriter(s) shall agree; provided that each executive officer and member of the board of directors of the Company also agrees to such restrictions. Such agreement shall be in writing in form reasonably satisfactory to the Company and the managing underwriter. The Company may impose stop-transfer instructions with respect to the Registrable Securities (or other securities of the Company) subject to the foregoing restriction until the end of said period.
          8.14 Further Assurances. Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
          8.15 No Inconsistent Agreements. The Company will not hereafter enter into any agreement which is inconsistent with the rights granted to the Holders in this Agreement.

          8.16 Termination. The rights and obligations set forth in this Agreement shall terminate if the transactions contemplated by the Purchase Agreement have not been consummated and the Purchase Agreement has terminated pursuant to its terms.

          IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered as of the date first written above.

COMPANY: CARE INVESTMENT TRUST INC.
By:	/s/ Torey Riso
	Name:	Torey Riso
	Title:	Chief Executive Officer and President

PURCHASER TIPTREE FINANCIAL PARTNERS LP
By:	/s/ Geoffrey Kauffman
	Name:	Geoffrey Kauffman
	Title:	President and Chief Operating Officer